Exhibit 10.1

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

TRANSFERS OF THIS NOTE ARE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE ARE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE TRANSFER PROVISIONS OF THE INDENTURE.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF IS DEEMED TO HAVE AGREED TO BE BOUND BY THE PROVISIONS OF A REGISTRATION RIGHTS AGREEMENT AMONG SAIC, INC. (THE “ISSUER”), SCIENCE APPLICATIONS INTERNATIONAL CORPORATION (THE “GUARANTOR”) AND THE INITIAL PURCHASERS, DATED DECEMBER 20, 2010 (THE “REGISTRATION RIGHTS AGREEMENT”). THE ISSUER WILL PROVIDE A COPY OF THE REGISTRATION RIGHTS AGREEMENT TO A HOLDER WITHOUT CHARGE UPON WRITTEN REQUEST TO IT AT ITS PRINCIPAL PLACE OF BUSINESS.

THIS NOTE AND RELATED GUARANTEE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS NOTE, THE RELATED GUARANTEE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS NOTE, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED NOTES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH NOTE ONLY (A) TO THE ISSUER OR ANY SUBSIDIARY OF THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S, THE GUARANTOR’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM IN THE FORMS OF EXHIBITS TO THE INDENTURE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

SAIC, INC.

4.450% Notes due 2020

No. 2	CUSIP No.: 78390XAD3
ISIN No.: US78390XAD30

$449,000,000

SAIC, INC., a Delaware corporation (the “Issuer”), for value received promises to pay to CEDE & CO. or registered assigns the principal sum of FOUR HUNDRED FORTY-NINE MILLION DOLLARS on December 1, 2020.

Interest Payment Dates: June 1 and December 1 (each, an “Interest Payment Date”), commencing on June 1, 2011.

Interest Record Dates: May 15 and November 15 (each, an “Interest Record Date”).

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Issuer has caused this Note to be signed manually or by facsimile by its duly authorized officer.

SAIC, INC.

By:
Name:
Title:

This is one of the Notes of the series designated herein and referred to in the within-mentioned Indenture.

Dated: December 20, 2010

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

(REVERSE OF NOTE)

SAIC, INC.

4.450% Notes due 2020

1.	Interest

SAIC, Inc. (the “Issuer”) promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from December 20, 2010. Interest on this Note will be paid to but excluding the relevant Interest Payment Date. The Issuer will pay interest semi-annually in arrears on each Interest Payment Date, commencing June 1, 2011. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months in a manner consistent with Rule 11620(b) of the NASD Uniform Practice Code.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

2.	Paying Agent.

Initially, The Bank of New York Mellon Trust Company, N.A. (the “Trustee”) will act as paying agent. The Issuer may change any paying agent without notice to the Holders.

3.	Indenture; Defined Terms.

This Note is one of the 4.450% Notes due 2020 (the “Notes”) issued under an indenture dated as of December 20, 2010 (the “Base Indenture”) by and between the Issuer, Science Applications International Corporation (the “Guarantor”) and the Trustee, and established pursuant to an Officer’s Certificate dated December 20, 2010, issued pursuant to Section 2.01 and Section 2.03 thereof (together, the “Indenture”). This Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “TIA”) as in effect on the date on which the Indenture was qualified under the TIA. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

4.	Guarantee.

The Guarantor has irrevocably, fully and unconditionally guaranteed, on an unsecured and unsubordinated basis, the full and punctual payment (whether at maturity, upon redemption or otherwise) of the principal of and interest on, and all other amounts payable under, the Notes and the full and punctual payment of all other amounts payable by the Issuer under the Indenture and any other obligations of the Issuer under the Indenture, subject to certain terms and conditions set forth in the Indenture.

5.	Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in denominations of $2,000 and multiples of $1,000 thereafter. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Issuer may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Issuer need not issue, authenticate, register the transfer of or exchange any Notes or portions thereof for a period of fifteen (15) days before the mailing of a notice of redemption, nor need the Issuer register the transfer or exchange of any Note selected for redemption in whole or in part.

6.	Registration Rights

The Holder of this Note is entitled to the benefits of the Registration Rights Agreement, dated December 20, 2010, between the Issuer, the Guarantor and the Initial Purchasers named therein (the “Registration Rights Agreement”). The interest rate on this Note will increase by a rate of 0.25% per annum upon the occurrence of certain events specified in the Registration Rights Agreement for the periods specified therein.

7.	Amendment; Supplement; Waiver.

Subject to certain exceptions, the Notes and the provisions of the Indenture relating to the Notes may be amended or supplemented and any existing default or Event of Default or compliance with certain provisions may be waived with the written consent of the Holders of at least a majority in aggregate principal amount of all of the Outstanding Securities of all series (including the Notes) under the Indenture that are affected by such amendment, supplement or waiver (voting together as a single class). Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Notes to, among other things, cure any ambiguity, defect or inconsistency or comply with any requirements of the Commission in connection with the qualification of the Indenture under the TIA, or make any other change that does not adversely affect the rights of any Holder of a Note in any material respect.

8.	Redemption.

The Issuer may at its option redeem any of the Notes in whole or in part at any time, each at a redemption price calculated by the Issuer equal to the greater of:

(i) 100% of the principal amount of the Notes to be redeemed; and

(ii) the sum of the present values of the remaining scheduled payments of principal and interest, including additional interest, if any, as provided under Section 6, thereon (not including any portion of such payments of interest accrued as of the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 20 basis points, plus, in each case, accrued interest thereon to the date of redemption.

Notwithstanding the foregoing, installments of interest on Notes that are due and payable on Interest Payment Dates falling on or prior to a redemption date will be payable on the Interest Payment Date to the registered Holders as of the close of business on the relevant Interest Record Date according to the Notes and the Indenture.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

“Comparable Treasury Price” means, with respect to any redemption date, (i) the average of four Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Quotation Agent obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations, or (iii) if only one Reference Treasury Dealer Quotation is received, such quotation.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer.

“Reference Treasury Dealer” means (i) Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated (or their respective affiliates that are Primary Treasury Dealers) and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Issuer will substitute therefor another Primary Treasury Dealer, and (ii) any other Primary Treasury Dealer selected by the Issuer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

Notice of any redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder of the Notes to be redeemed. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions thereof called for redemption. If less than all of the Notes are to be redeemed, the Notes to be redeemed shall be selected by lot by the Depositary, in the case of Notes represented by a Global Note, or by the Trustee by a method the Trustee deems to be fair and appropriate, in the case of Notes that are not represented by a Global Note.

In addition, beginning 90 days prior to December 1, 2020, the Issuer will have the right to redeem the Notes at a price equal to 100% of the principal amount of such Notes being redeemed, plus accrued interest thereon. Notwithstanding the foregoing, installments of interest on Notes that are due and payable on Interest Payment Dates falling on or prior to the redemption date will be payable on the Interest Payment Date to the registered Holders as of the close of business on the relevant Interest Record Date according to the Notes and the Indenture. Notice of any such redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder of the Notes to be redeemed. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions thereof called for redemption.

9.	Offer to Repurchase Upon Change of Control Triggering Event.

If a Change of Control Triggering Event (as defined below) occurs, unless the Issuer shall have exercised its right to redeem the Notes as described above, the Issuer shall be required to make an offer to each Holder of Notes to purchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that Holder’s Notes at a purchase price in cash equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, to the date of purchase (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant Interest Payment Date); provided that after giving effect to the purchase, any Notes that remain outstanding shall have a denomination of $2,000 and integral multiples of $1,000 above that amount.

Within 30 days following the date upon which the Change of Control Triggering Event has occurred or, at the Issuer’s option, prior to any Change of Control (as defined below), but after the public announcement of the transaction that constitutes or may constitute the Change of Control, except to the extent that the Issuer shall have exercised its right to redeem the Notes pursuant to Section 8 hereof, the Issuer shall mail a notice (a “Change of Control Offer”) to each Holder with a copy to the Trustee describing the transaction or transactions that constitute or may constitute a Change of Control Triggering Event and offering to purchase Notes on the date specified in the notice, which date will be no earlier than 30 days nor later than 60 days from the date such notice is mailed (other than as may be required by law) (such date, the “Change of Control Payment Date”). The notice will, if mailed prior to the date of consummation of the Change of Control, state that the Change of Control Offer is conditioned on the Change of Control being consummated on or prior to the Change of Control Payment Date specified in the notice.

On each Change of Control Payment Date, the Issuer shall, to the extent lawful:

•	accept for payment all Notes or portions of the Notes properly tendered pursuant to the applicable Change of Control Offer;

•	deposit with the paying agent an amount equal to the change of control payment in respect of all Notes or portions of Notes properly tendered pursuant to the applicable Change of Control Offer; and

•	deliver or cause to be delivered to the trustee the Notes properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Notes or portions of Notes being purchased.

The Trustee shall promptly mail, or cause the paying agent to promptly mail, to each Holder of Notes so tendered the payment for such Notes, and the Trustee shall promptly authenticate and mail (or cause to be transferred by book entry) to each holder a new Note equal in principal amount to any unpurchased portion of the Notes surrendered, if any.

The Issuer shall comply, to the extent applicable, with the requirements of Rule 14(e)-1 of the Exchange Act and any other securities laws or regulations in connection with the purchase of Notes pursuant to a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the terms described in the Notes, the Issuer shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations by virtue thereof.

Holders of Notes electing to have Notes purchased pursuant to a Change of Control Offer will be required to surrender their Notes, with the form entitled “Repurchase Exercise Notice Upon a Change of Control” on the reverse of the Note completed, to the paying agent at the address specified in the notice, or transfer their Notes to the paying agent by book-entry transfer pursuant to the applicable procedures of the paying agent, prior to the close of business on the third business day prior to the Change of Control Payment Date.

The Issuer shall not be required to make a Change of Control Offer if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Issuer and such third party purchases all Notes properly tendered and not withdrawn under its offer.

In addition, the Issuer shall not purchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default under the Indenture, other than a default in the payment of the change of control payment upon a Change of Control Triggering Event.

If Holders of not less than 95% in aggregate principal amount of the outstanding Notes validly tender and do not withdraw such Notes in a Change of Control Offer and the Issuer, or any third party making a Change of Control Offer in lieu of the Issuer, as described above, purchases all of the Notes validly tendered and not withdrawn by such Holders, the Issuer shall have the right, upon not less than 30 nor more than 60 days’ prior notice, given not more than 30 days following such purchase pursuant to the Change of Control Offer described above, to redeem all Notes that remain outstanding following such purchase at a redemption price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of redemption (subject to the right of Holders of record on an Interest Record Date to receive interest on the relevant Interest Payment Date).

For purposes of the Change of Control Offer provisions of the Notes, the following definitions are applicable:

“Change of Control” means the occurrence of any one of the following:

(a) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the Issuer’s assets and the assets of the Issuer’s subsidiaries taken as a whole to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than to the Issuer or one of its subsidiaries;

(b) the consummation of any transaction (including without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of our outstanding Voting Stock, measured by voting power rather than number of shares; or

(c) the adoption of a plan relating to the Issuer’s liquidation or dissolution.

Notwithstanding the foregoing, a transaction will not be considered to be a Change of Control if (a) the Issuer becomes a direct or indirect wholly owned subsidiary of a holding company and (b) immediately following that transaction, (1) the direct or indirect holders of the Voting Stock of the holding company are substantially the same as the holders of the Issuer’s Voting Stock immediately prior to that transaction or (2) no person or group is the beneficial owner, directly or indirectly, of more than 50% of the total voting power of the Voting Stock of the holding company.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Ratings Event.

“Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating category of Moody’s); a rating of BBB- or better by S&P (or its equivalent under any successor rating category of S&P); and the equivalent investment grade rating from any replacement Rating Agency or Agencies appointed by the Issuer.

“Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.

“Rating Agency” means each of Moody’s and S&P; provided, that if either of Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available, the Issuer shall appoint a replacement for such Rating Agency that is a “nationally recognized statistical rating organization” within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act.

“Ratings Event” means the Notes cease to be rated Investment Grade by each of the Rating Agencies on any day during the period (the “Trigger Period”) commencing on the date 60 days prior to the first public announcement by the Issuer of any Change of Control (or pending Change of Control) and ending 60 days following consummation of such Change of Control (which Trigger Period will be extended for so long as the rating of the Notes is under publicly announced consideration for a possible downgrade by either of the Rating Agencies).

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors.

“Voting Stock” of any specified person as of any date means the capital stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.

10.	Defaults and Remedies.

If an Event of Default (other than certain bankruptcy Events of Default with respect to the Issuer, the Guarantor or any material subsidiary of the Issuer) under the Indenture occurs with respect to the Notes and is continuing, then the Trustee may and, at the direction of the Holders of at least 25% in aggregate principal amount of all of the Outstanding Securities of all series affected (voting together as a single class), shall by written notice, require the Issuer to repay immediately the entire principal amount of all of the Outstanding Securities of all series affected, together with all accrued and unpaid interest and premium, if any. If a bankruptcy Event of Default with respect to the Issuer, the Guarantor or any material subsidiary of the Issuer occurs and is continuing, then the entire principal amount of all of the Outstanding Securities (including the Notes) will automatically become due immediately and payable without any declaration or other act on the part of the Trustee or any Holder. Holders of Notes may not enforce the Indenture, the Notes or related Guarantees except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture, the Notes or related Guarantees unless it has received indemnity as it reasonably requires. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of all of the Outstanding Securities of all series affected (voting together as a single class) to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Notes notice of certain continuing defaults or Events of Default if it determines that withholding notice is in their interest.

11.	Authentication.

This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

12.	Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

13.	CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

14.	Governing Law.

The laws of the State of New York shall govern the Indenture, including the Guarantee, and this Note thereof.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                                  agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Date:                                          Your Signature:

Sign exactly as your name appears on the other side of this Note.

In connection with any transfer of any of the Notes evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(d) under the Securities Act of 1933, as amended (the “Securities Act”) after the later of the date of original issuance of such Notes and the last date, if any, on which such Notes were owned by the Issuer or any “Affiliate” of the Issuer within the meaning of Rule 144 of the Securities Act , the undersigned confirms that such Notes are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

(1)	☐	to the Issuer or any subsidiary of the Issuer; or

(2)	☐	to the Registrar for registration in the name of the Holder without transfer; or

(3)	☐	pursuant to an effective registration statement under the Securities Act; or

(4)	☐	inside the United States to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act; or

(5)	☐	outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 903 or 904 under the Securities Act; or

(6)	☐	pursuant to the exemption from registration provided by Rule 144 under the Securities Act; or

(7)	☐	pursuant to any other exemption from the registration requirements of the Securities Act.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (5), (6) or (7) is checked, the Trustee shall be entitled to require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information as the Issuer has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, such as the exemption provided by Rule 144 under such Act.

Signature
Signature Guarantee:

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

TO BE COMPLETED BY TRANSFEROR IF (4) ABOVE IS CHECKED.

The undersigned represents and warrants that the requested transfer is being made (A) to a Person who the undersigned reasonably believes is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act (a “QIB”), (B) to a Person who is purchasing for its own account or the account of a QIB in a transaction meeting the requirement of Rule 144A and (C) in accordance with all applicable securities laws of the states of the United States and other jurisdictions.

Dated:
Notice: To be executed by an executive officer

SCHEDULE OF EXCHANGES OF NOTES

The following exchanges of a part of this Global Note for Physical Notes or a part of another Global Note have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Trustee

REPURCHASE EXERCISE NOTICE UPON A CHANGE OF CONTROL

To: SAIC, Inc.

The undersigned registered owner of this Security hereby acknowledges receipt of a notice from SAIC, Inc. (the “Issuer”) as to the occurrence of a Change of Control Triggering Event with respect to the Issuer and hereby directs the Issuer to pay, or cause the Trustee to pay,              an amount in cash equal to 101% of the aggregate principal amount of the Notes, or the portion thereof (which is a multiple of $1,000, provided that the remaining principal amount, if any, following such repurchase shall be at least $2,000 or a multiple of $1,000 in excess thereof) below designated, to be repurchased plus interest accrued to, but excluding, the repurchase date, except as provided in the Indenture.

Dated:

Signature

Principal amount to be repurchased (a multiple of $1,000):

Remaining principal amount following such repurchase:

(zero or at least $2,000 or a multiple of $1,000 in excess thereof)

By:
Authorized Signatory

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

TRANSFERS OF THIS NOTE ARE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE ARE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE TRANSFER PROVISIONS OF THE INDENTURE.

UNTIL 40 DAYS AFTER THE CLOSING OF THE OFFERING, AN OFFER OR SALE OF SECURITIES WITHIN THE UNITED STATES BY A DEALER (AS DEFINED IN THE U.S. SECURITIES ACT) MAY VIOLATE THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT IF SUCH OFFER OR SALE IS MADE OTHERWISE THAN IN ACCORDANCE WITH RULE 144A THEREUNDER.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF IS DEEMED TO HAVE AGREED TO BE BOUND BY THE PROVISIONS OF A REGISTRATION RIGHTS AGREEMENT AMONG SAIC, INC. (THE “ISSUER”), SCIENCE APPLICATIONS INTERNATIONAL CORPORATION (THE “GUARANTOR”) AND THE INITIAL PURCHASERS, DATED DECEMBER 20, 2010 (THE “REGISTRATION RIGHTS AGREEMENT”). THE ISSUER WILL PROVIDE A COPY OF THE REGISTRATION RIGHTS AGREEMENT TO A HOLDER WITHOUT CHARGE UPON WRITTEN REQUEST TO IT AT ITS PRINCIPAL PLACE OF BUSINESS.

THIS NOTE AND RELATED GUARANTEE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS NOTE, THE RELATED GUARANTEE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS NOTE, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED NOTES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH NOTE ONLY (A) TO THE ISSUER OR ANY SUBSIDIARY OF THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S, THE GUARANTOR’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM IN THE FORMS OF EXHIBITS TO THE INDENTURE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

EXCEPT AS SET FORTH BELOW, BENEFICIAL OWNERSHIP INTERESTS IN THIS TEMPORARY REGULATION S GLOBAL SECURITY WILL NOT BE EXCHANGEABLE FOR INTERESTS IN THE PERMANENT REGULATION S GLOBAL SECURITY OR ANY OTHER SECURITY REPRESENTING AN INTEREST IN THE SECURITIES REPRESENTED HEREBY WHICH DO NOT CONTAIN A LEGEND CONTAINING RESTRICTIONS ON TRANSFER, UNTIL THE EXPIRATION OF THE “40-DAY DISTRIBUTION COMPLIANCE PERIOD” (WITHIN THE MEANING OF RULE 903(b)(2) OF REGULATION S UNDER THE SECURITIES ACT) AND THEN ONLY UPON CERTIFICATION IN FORM REASONABLY SATISFACTORY TO THE TRUSTEE THAT SUCH BENEFICIAL INTERESTS ARE OWNED EITHER BY NON-U.S. PERSONS OR U.S. PERSONS WHO PURCHASED SUCH INTERESTS IN A TRANSACTION THAT DID NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT. DURING SUCH 40-DAY DISTRIBUTION COMPLIANCE PERIOD, BENEFICIAL OWNERSHIP INTERESTS IN THIS TEMPORARY REGULATION S GLOBAL SECURITY MAY ONLY BE SOLD, PLEDGED OR TRANSFERRED THROUGH EUROCLEAR BANK S.A./N.V., AS OPERATOR OF THE EUROCLEAR SYSTEM OR CLEARSTREAM BANKING, SOCIÉTÉ ANONYME AND ONLY (I) TO THE ISSUER OR A SUBSIDIARY OF THE ISSUER, (II) WITHIN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (III) OUTSIDE THE UNITED STATES IN A TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 UNDER THE SECURITIES ACT, OR (IV) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (IV) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND OTHER JURISDICTIONS. HOLDERS OF INTERESTS IN THIS TEMPORARY REGULATION S GLOBAL SECURITY WILL NOTIFY ANY PURCHASER OF THIS SECURITY OF THE RESALE RESTRICTIONS REFERRED TO ABOVE, IF THEN APPLICABLE.

SAIC, INC.

4.450% Notes due 2020

No. 1	CUSIP No.: U78660AB0
ISIN No.: USU78660AB07

$1,000,000

SAIC, INC., a Delaware corporation (the “Issuer”), for value received promises to pay to CEDE & CO. or registered assigns the principal sum of ONE MILLION DOLLARS on December 1, 2020.

Interest Payment Dates: June 1 and December 1 (each, an “Interest Payment Date”), commencing on June 1, 2011.

Interest Record Dates: May 15 and November 15 (each, an “Interest Record Date”).

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Issuer has caused this Note to be signed manually or by facsimile by its duly authorized officer.

SAIC, INC.

By:
Name:
Title:

This is one of the Notes of the series designated herein and referred to in the within-mentioned Indenture.

Dated: December 20, 2010

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

(REVERSE OF NOTE)

SAIC, INC.

4.450% Notes due 2020

1.	Interest

SAIC, Inc. (the “Issuer”) promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from December 20, 2010. Interest on this Note will be paid to but excluding the relevant Interest Payment Date. The Issuer will pay interest semi-annually in arrears on each Interest Payment Date, commencing June 1, 2011. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months in a manner consistent with Rule 11620(b) of the NASD Uniform Practice Code.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

2.	Paying Agent.

Initially, The Bank of New York Mellon Trust Company, N.A. (the “Trustee”) will act as paying agent. The Issuer may change any paying agent without notice to the Holders.

3.	Indenture; Defined Terms.

This Note is one of the 4.450% Notes due 2020 (the “Notes”) issued under an indenture dated as of December 20, 2010 (the “Base Indenture”) by and between the Issuer, Science Applications International Corporation (the “Guarantor”) and the Trustee, and established pursuant to an Officer’s Certificate dated December 20, 2010, issued pursuant to Section 2.01 and Section 2.03 thereof (together, the “Indenture”). This Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “TIA”) as in effect on the date on which the Indenture was qualified under the TIA. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

4.	Guarantee.

The Guarantor has irrevocably, fully and unconditionally guaranteed, on an unsecured and unsubordinated basis, the full and punctual payment (whether at maturity, upon redemption or otherwise) of the principal of and interest on, and all other amounts payable under, the Notes and the full and punctual payment of all other amounts payable by the Issuer under the Indenture and any other obligations of the Issuer under the Indenture, subject to certain terms and conditions set forth in the Indenture.

5.	Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in denominations of $2,000 and multiples of $1,000 thereafter. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Issuer may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Issuer need not issue, authenticate, register the transfer of or exchange any Notes or portions thereof for a period of fifteen (15) days before the mailing of a notice of redemption, nor need the Issuer register the transfer or exchange of any Note selected for redemption in whole or in part.

6.	Registration Rights

The Holder of this Note is entitled to the benefits of the Registration Rights Agreement, dated December 20, 2010, between the Issuer, the Guarantor and the Initial Purchasers named therein (the “Registration Rights Agreement”). The interest rate on this Note will increase by a rate of 0.25% per annum upon the occurrence of certain events specified in the Registration Rights Agreement for the periods specified therein.

7.	Amendment; Supplement; Waiver.

Subject to certain exceptions, the Notes and the provisions of the Indenture relating to the Notes may be amended or supplemented and any existing default or Event of Default or compliance with certain provisions may be waived with the written consent of the Holders of at least a majority in aggregate principal amount of all of the Outstanding Securities of all series (including the Notes) under the Indenture that are affected by such amendment, supplement or waiver (voting together as a single class). Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Notes to, among other things, cure any ambiguity, defect or inconsistency or comply with any requirements of the Commission in connection with the qualification of the Indenture under the TIA, or make any other change that does not adversely affect the rights of any Holder of a Note in any material respect.

8.	Redemption.

The Issuer may at its option redeem any of the Notes in whole or in part at any time, each at a redemption price calculated by the Issuer equal to the greater of:

(i) 100% of the principal amount of the Notes to be redeemed; and

(ii) the sum of the present values of the remaining scheduled payments of principal and interest, including additional interest, if any, as provided under Section 6, thereon (not including any portion of such payments of interest accrued as of the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 20 basis points, plus, in each case, accrued interest thereon to the date of redemption.

Notwithstanding the foregoing, installments of interest on Notes that are due and payable on Interest Payment Dates falling on or prior to a redemption date will be payable on the Interest Payment Date to the registered Holders as of the close of business on the relevant Interest Record Date according to the Notes and the Indenture.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

“Comparable Treasury Price” means, with respect to any redemption date, (i) the average of four Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Quotation Agent obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations, or (iii) if only one Reference Treasury Dealer Quotation is received, such quotation.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer.

“Reference Treasury Dealer” means (i) Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated (or their respective affiliates that are Primary Treasury Dealers) and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Issuer will substitute therefor another Primary Treasury Dealer, and (ii) any other Primary Treasury Dealer selected by the Issuer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

Notice of any redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder of the Notes to be redeemed. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions thereof called for redemption. If less than all of the Notes are to be redeemed, the Notes to be redeemed shall be selected by lot by the Depositary, in the case of Notes represented by a Global Note, or by the Trustee by a method the Trustee deems to be fair and appropriate, in the case of Notes that are not represented by a Global Note.

In addition, beginning 90 days prior to December 1, 2020, the Issuer will have the right to redeem the Notes at a price equal to 100% of the principal amount of such Notes being redeemed, plus accrued interest thereon. Notwithstanding the foregoing, installments of interest on Notes that are due and payable on Interest Payment Dates falling on or prior to the redemption date will be payable on the Interest Payment Date to the registered Holders as of the close of business on the relevant Interest Record Date according to the Notes and the Indenture. Notice of any such redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder of the Notes to be redeemed. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions thereof called for redemption.

9.	Offer to Repurchase Upon Change of Control Triggering Event.

If a Change of Control Triggering Event (as defined below) occurs, unless the Issuer shall have exercised its right to redeem the Notes as described above, the Issuer shall be required to make an offer to each Holder of Notes to purchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that Holder’s Notes at a purchase price in cash equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, to the date of purchase (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant Interest Payment Date); provided that after giving effect to the purchase, any Notes that remain outstanding shall have a denomination of $2,000 and integral multiples of $1,000 above that amount.

Within 30 days following the date upon which the Change of Control Triggering Event has occurred or, at the Issuer’s option, prior to any Change of Control (as defined below), but after the public announcement of the transaction that constitutes or may constitute the Change of Control, except to the extent that the Issuer shall have exercised its right to redeem the Notes pursuant to Section 8 hereof, the Issuer shall mail a notice (a “Change of Control Offer”) to each Holder with a copy to the Trustee describing the transaction or transactions that constitute or may constitute a Change of Control Triggering Event and offering to purchase Notes on the date specified in the notice, which date will be no earlier than 30 days nor later than 60 days from the date such notice is mailed (other than as may be required by law) (such date, the “Change of Control Payment Date”). The notice will, if mailed prior to the date of consummation of the Change of Control, state that the Change of Control Offer is conditioned on the Change of Control being consummated on or prior to the Change of Control Payment Date specified in the notice.

On each Change of Control Payment Date, the Issuer shall, to the extent lawful:

•	accept for payment all Notes or portions of the Notes properly tendered pursuant to the applicable Change of Control Offer;

•	deposit with the paying agent an amount equal to the change of control payment in respect of all Notes or portions of Notes properly tendered pursuant to the applicable Change of Control Offer; and

•	deliver or cause to be delivered to the trustee the Notes properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Notes or portions of Notes being purchased.

The Trustee shall promptly mail, or cause the paying agent to promptly mail, to each Holder of Notes so tendered the payment for such Notes, and the Trustee shall promptly authenticate and mail (or cause to be transferred by book entry) to each holder a new Note equal in principal amount to any unpurchased portion of the Notes surrendered, if any.

The Issuer shall comply, to the extent applicable, with the requirements of Rule 14(e)-1 of the Exchange Act and any other securities laws or regulations in connection with the purchase of Notes pursuant to a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the terms described in the Notes, the Issuer shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations by virtue thereof.

Holders of Notes electing to have Notes purchased pursuant to a Change of Control Offer will be required to surrender their Notes, with the form entitled “Repurchase Exercise Notice Upon a Change of Control” on the reverse of the Note completed, to the paying agent at the address specified in the notice, or transfer their Notes to the paying agent by book-entry transfer pursuant to the applicable procedures of the paying agent, prior to the close of business on the third business day prior to the Change of Control Payment Date.

The Issuer shall not be required to make a Change of Control Offer if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Issuer and such third party purchases all Notes properly tendered and not withdrawn under its offer.

In addition, the Issuer shall not purchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default under the Indenture, other than a default in the payment of the change of control payment upon a Change of Control Triggering Event.

If Holders of not less than 95% in aggregate principal amount of the outstanding Notes validly tender and do not withdraw such Notes in a Change of Control Offer and the Issuer, or any third party making a Change of Control Offer in lieu of the Issuer, as described above, purchases all of the Notes validly tendered and not withdrawn by such Holders, the Issuer shall have the right, upon not less than 30 nor more than 60 days’ prior notice, given not more than 30 days following such purchase pursuant to the Change of Control Offer described above, to redeem all Notes that remain outstanding following such purchase at a redemption price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of redemption (subject to the right of Holders of record on an Interest Record Date to receive interest on the relevant Interest Payment Date).

For purposes of the Change of Control Offer provisions of the Notes, the following definitions are applicable:

“Change of Control” means the occurrence of any one of the following:

(a) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the Issuer’s assets and the assets of the Issuer’s subsidiaries taken as a whole to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than to the Issuer or one of its subsidiaries;

(b) the consummation of any transaction (including without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of our outstanding Voting Stock, measured by voting power rather than number of shares; or

(c) the adoption of a plan relating to the Issuer’s liquidation or dissolution.

Notwithstanding the foregoing, a transaction will not be considered to be a Change of Control if (a) the Issuer becomes a direct or indirect wholly owned subsidiary of a holding company and (b) immediately following that transaction, (1) the direct or indirect holders of the Voting Stock of the holding company are substantially the same as the holders of the Issuer’s Voting Stock immediately prior to that transaction or (2) no person or group is the beneficial owner, directly or indirectly, of more than 50% of the total voting power of the Voting Stock of the holding company.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Ratings Event.

“Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating category of Moody’s); a rating of BBB- or better by S&P (or its equivalent under any successor rating category of S&P); and the equivalent investment grade rating from any replacement Rating Agency or Agencies appointed by the Issuer.

“Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.

“Rating Agency” means each of Moody’s and S&P; provided, that if either of Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available, the Issuer shall appoint a replacement for such Rating Agency that is a “nationally recognized statistical rating organization” within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act.

“Ratings Event” means the Notes cease to be rated Investment Grade by each of the Rating Agencies on any day during the period (the “Trigger Period”) commencing on the date 60 days prior to the first public announcement by the Issuer of any Change of Control (or pending Change of Control) and ending 60 days following consummation of such Change of Control (which Trigger Period will be extended for so long as the rating of the Notes is under publicly announced consideration for a possible downgrade by either of the Rating Agencies).

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors.

“Voting Stock” of any specified person as of any date means the capital stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.

10.	Defaults and Remedies.

If an Event of Default (other than certain bankruptcy Events of Default with respect to the Issuer, the Guarantor or any material subsidiary of the Issuer) under the Indenture occurs with respect to the Notes and is continuing, then the Trustee may and, at the direction of the Holders of at least 25% in aggregate principal amount of all of the Outstanding Securities of all series affected (voting together as a single class), shall by written notice, require the Issuer to repay immediately the entire principal amount of all of the Outstanding Securities of all series affected, together with all accrued and unpaid interest and premium, if any. If a bankruptcy Event of Default with respect to the Issuer, the Guarantor or any material subsidiary of the Issuer occurs and is continuing, then the entire principal amount of all of the Outstanding Securities (including the Notes) will automatically become due immediately and payable without any declaration or other act on the part of the Trustee or any Holder. Holders of Notes may not enforce the Indenture, the Notes or related Guarantees except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture, the Notes or related Guarantees unless it has received indemnity as it reasonably requires. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of all of the Outstanding Securities of all series affected (voting together as a single class) to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Notes notice of certain continuing defaults or Events of Default if it determines that withholding notice is in their interest.

11.	Authentication.

This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

12.	Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

13.	CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

14.	Governing Law.

The laws of the State of New York shall govern the Indenture, including the Guarantee, and this Note thereof.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                                  agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Date:                                          Your Signature:

Sign exactly as your name appears on the other side of this Note.

In connection with any transfer of any of the Notes evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(d) under the Securities Act of 1933, as amended (the “Securities Act”) after the later of the date of original issuance of such Notes and the last date, if any, on which such Notes were owned by the Issuer or any “Affiliate” of the Issuer within the meaning of Rule 144 of the Securities Act , the undersigned confirms that such Notes are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

(1)	☐	to the Issuer or any subsidiary of the Issuer; or

(2)	☐	to the Registrar for registration in the name of the Holder without transfer; or

(3)	☐	pursuant to an effective registration statement under the Securities Act; or

(4)	☐	inside the United States to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act; or

(5)	☐	outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 903 or 904 under the Securities Act; or

(6)	☐	pursuant to the exemption from registration provided by Rule 144 under the Securities Act; or

(7)	☐	pursuant to any other exemption from the registration requirements of the Securities Act.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (5), (6) or (7) is checked, the Trustee shall be entitled to require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information as the Issuer has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, such as the exemption provided by Rule 144 under such Act.

Signature
Signature Guarantee:

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

TO BE COMPLETED BY TRANSFEROR IF (4) ABOVE IS CHECKED.

The undersigned represents and warrants that the requested transfer is being made (A) to a Person who the undersigned reasonably believes is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act (a “QIB”), (B) to a Person who is purchasing for its own account or the account of a QIB in a transaction meeting the requirement of Rule 144A and (C) in accordance with all applicable securities laws of the states of the United States and other jurisdictions.

Dated:
Notice: To be executed by an executive officer

SCHEDULE OF EXCHANGES OF NOTES

The following exchanges of a part of this Global Note for Physical Notes or a part of another Global Note have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Trustee

REPURCHASE EXERCISE NOTICE UPON A CHANGE OF CONTROL

To: SAIC, Inc.

The undersigned registered owner of this Security hereby acknowledges receipt of a notice from SAIC, Inc. (the “Issuer”) as to the occurrence of a Change of Control Triggering Event with respect to the Issuer and hereby directs the Issuer to pay, or cause the Trustee to pay,              an amount in cash equal to 101% of the aggregate principal amount of the Notes, or the portion thereof (which is a multiple of $1,000, provided that the remaining principal amount, if any, following such repurchase shall be at least $2,000 or a multiple of $1,000 in excess thereof) below designated, to be repurchased plus interest accrued to, but excluding, the repurchase date, except as provided in the Indenture.

Dated:

Signature

Principal amount to be repurchased (a multiple of $1,000):

Remaining principal amount following such repurchase:

(zero or at least $2,000 or a multiple of $1,000 in excess thereof)

By:
Authorized Signatory